UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

DECEMBER 30, 2021

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa, Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2021, Empire Petroleum Company (the “Company”), Empire New Mexico LLC, a wholly owned subsidiary of the Company d/b/a Green Tree New Mexico (“Green Tree New Mexico”), and Energy Evolution Master Fund, Ltd. (“Investor”), amended that certain Senior Secured Convertible Note due December 31, 2021 issued by Green Tree New Mexico (the “Senior Convertible Note”), as modified by that certain Loan Modification Agreement dated as of September 29, 2021, by and among Green Tree New Mexico, the Company, and Investor, so that Investor could covert 100% of the principal and accrued interest outstanding under the Senior Convertible Note (the “Note Amendment”).

For more information regarding the Senior Convertible Note, please see the Company’s Current Report on Form 8-K dated as of May 14, 2021, which was filed with the Securities and Exchange Commission on May 20, 2021. For more information regarding the Loan Modification Agreement, please see the Company’s Current Report on Form 8-K dated as of September 29, 2021, which was filed with the Securities and Exchange Commission on October 5, 2021.

On December 30, 2021, Investor converted 100% of the principal ($5,715,353) and interest ($55,075) outstanding under the Senior Convertible Note into 4,616,343 shares of the Company’s common stock.

A copy of the Note Amendment is filed herewith and incorporated by reference into this Item 1.01 as though fully set forth herein. The foregoing description of the Note Amendment is qualified in its entirety by reference to the full text of such document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description

10.1	Conversion Notice and Note Amendment dated as December 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: January 5, 2022	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President

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